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                                                                    EXHIBIT 23.2

                   J.P. SPILLANE, CERTIFIED PUBLIC ACCOUNTANT
                     12788 W. FOREST HILL BLVD., SUITE 2005
                              WELLINGTON, FL 33414
                              OFFICE (561) 790-1488
                               FAX (561) 790-6830


               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT


We consent to the use in this Registration Statement on Form SB-2 of our report dated March 26, 2001 related to the financial statements of Newport International Group, Inc. and to the reference of our firm under the caption "experts" in the Prospectus.



                                          /s/ J.P. Spillane, C.P.A., P.A.


Wellington, Florida
January 9, 2002